Intangible Assets, Net (Amortization) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
INTANGIBLE ASSETS, NET [Abstract]
Amortization expenses	$ 7,800	$ 12,400	$ 24,600
2018	4,446
2019	1,968
2020	586
2021	569
2022	365
Thereafter	526
Total expected amortization expense	$ 8,460	$ 12,335